Exhibit 10.15

INDEPENDENT CONTRACTOR AGREEMENT

The following Independent Contractor Agreement (referred to as the “Agreement”) is entered on (Date)____________, by and between: ALLEN-BOY INTERNATIONAL LLC., (SUBSIDIARY OF PARENT COMPANY ELITE MOTOR GROUP), a limited liability company, located at 6201 Fairview Rd, Suite 225, Charlotte, NC 28210; and________________________(The “PURCHASE CONTRACTOR”), an individual of legal age, who identifying information is as follows:

Street Address:
City:
State & Zip Code:
Telephone No.:
Driver’s License No. & State of Issuance:

ALLEN-BOY INTERNATIONAL LLC. And PURCHASE CONTRACTOR are collectively referred to as the “Parties.”

WHEREAS, ALLEN-BOY INTERNATIONAL and the PURCHASE CONTRACTOR upon proper, good, valuable and sufficient consideration, and having a full and complete understanding of the terms of the Agreement, and intending to be legally bound thereby, hereby agree as follows:

PARTIES’ DUTIES

1.	PURCHASE CONTRACTOR is an independent contractor who agrees to employ his/her talents and skills to purchase a new required Model (the “Vehicle”) with less than 100 miles recorded on the odometer for ALLEN-BOY INTERNATIONAL and promptly transfer possession of the Vehicle to ALLEN-BOY INTERNATIONAL by a specified date and time.

2.	PURCHASE CONTRACTOR acknowledges and agrees that ALLEN-BOY INTERNATIONAL will provide all funding (the “Funds”) pertaining to the purchase and transfer of the Vehicle

3.	PURCHASE CONTRACTOR agrees that these Funds are to be used solely for the purchase and transfer of the Vehicle and at all times belong to ALLEN-BOY INTERNATIONAL, regardless of whether all or a portion of the Funds are diverted to PURCHASE CONTRACTOR’s possession, or the possession of a third-party during the transaction;

4.	PURCHASE CONTRACTOR acknowledges that the Vehicle is at all times the sole property of ALLEN-BOY INTERNATIONAL and that PURCHASE CONTRACTOR retains no property interest in the Vehicle insofar as ALLEN-BOY INTERNATIONAL fulfills its obligation to fund all related costs of purchasing the automobile on behalf of ALLEN-BOY INTERNATIONAL LLC and to pay/reimburse all fees owed pursuant to this Agreement.

5.	PURCHASE CONTRACTOR agrees that receipt of Funds or the Vehicle constitutes a Bailment of property that belongs at all times belong to ALLEN-BOY INTERNATIONAL and further agrees that any mishandling of the property shall result in PURCHASE CONTRACTOR’s personal liability to ALLEN-BOY INTERNATIONAL for the full value of said property.

6.	PURCHASE CONTRACTOR agrees to promptly return any and all Funds provided by the Company, should PURCHASE CONTRACTOR fail to acquire the Vehicle, or for any other reason causing an excess or remainder of funds;

7.	PURCHASE CONTRACTOR agrees to diligently execute all documents related to the transfer of the Vehicle from PURCHASE CONTRACTOR to ALLEN-BOY INTERNATIONAL or any other party designated by ALLEN-BOY INTERNATIONAL;

8.	PURCHASE CONTRACTOR agrees to assist in the transfer of title and delivery of the Vehicle to ALLEN-BOY INTERNATIONAL in a prompt and diligent manner;

9.	PURCHASE CONTRACTOR agrees to deliver the Vehicle without any physical damage, including all purchasing documents, user manuals, window sticker, keys/key fobs, spare tire, and interior carpets;

10.	PURCHASE CONTRACTOR agrees to provide ALLEN-BOY INTERNATIONAL with a copy of PURCHASE CONTRACTOR’s valid driver’s license immediately after executing the Agreement;

11.	PURCHASE CONTRACTOR agrees to indemnify, defend and hold harmless ALLEN-BOY INTERNATIONAL from and against any and all liabilities, losses, claims, costs, interest, penalties, punitive or exemplary damages, demands, expenses (including reasonable attorney’s fees and costs of suit), and damages arising from any negligent or willful misconduct in the performance or non-performance of PURCHASE CONTRACTOR's responsibilities herein;

12.	PURCHASE CONTRACTOR agrees to execute the Agreement in the presence of a duly authorized Notary, licensed by the State within which PURCHASE CONTRACTOR resides;

13.	ALLEN-BOY INTERNATIONAL agrees to fund all costs, fees, and sales/excise/property taxes related to the purchase and transfer of the Vehicle, including:

•	The full vehicle price

•	Sales/excise/property taxes

•	Any deposit paid by the PURCHASE CONTRACTOR

•	Auto Insurance costs on the vehicle paid by the PURCHASE CONTRACTOR through the period until the title is transferred to ALLEN-BOY INTERNATIONAL

14.	ALLEN-BOY INTERNATIONAL agrees to submit prompt payment for PURCHASE CONTRACTOR’s Vehicle acquisition and transfer services;

15.	PURCHASE CONTRACTOR agrees to recoup and return any property tax refund from tax office to ALLEN-BOY INTERNATIONAL within three weeks of title receipt, if applicable. Moreover, PURCHASE CONTRACTOR agrees to return all refunds from DMV, dealership (in case of overcharge) and from insurance company (only if the insurance policy was purchased by Allen-Boy International).

CONTRACT LIABILITY EXEMPTION

16.	PURCHASE CONTRACTOR shall not be liable for any fines or lawsuits from dealership or manufacturer due to export infractions or infringements.

17.	ALLEN-BOY INTERNATIONAL agrees to indemnify, defend and hold harmless PURCHASE CONTRACTOR from and against any liabilities, losses, claims, costs, interest, penalties, punitive or exemplary damages, demands, expenses (including reasonable attorney's fees and costs of suit), and damages arising from any non- negligent execution of the role as PURCHASE CONTRACTOR on behalf of ALLEN-BOY INTERNATIONAL and for any negligent or willful misconduct in the performance of ALLEN-BOY INTERNATIONAL's responsibilities herein.

PAYMENT STRUCTURE

18.	In full consideration for all services performed by PURCHASE CONTRACTOR as described in this Agreement, ALLEN-BOY INTERNATIONAL shall pay PURCHASE CONTRACTOR

$_______________per_______________for__________________deal.

19.	PURCHASE CONTRACTOR shall receive deposit reimbursement, only upon placement of the order and after the deposit receipt and Deposit Usage Form has been sent to ALLEN-BOY INTERNATIONAL;

20.	PURCHASE CONTRACTOR shall receive the remaining portion of commission (less ) immediately upon delivery of the Vehicle to Company;

21.	PURCHASE CONTRACTOR shall receive the remaining of total commission upon ALLEN-BOY INTERNATIONAL's receipt of the title certificate of the Vehicle.

22.	In full consideration for all services performed by PURCHASE CONTRACTOR as described in this Agreement, ALLEN-BOY INTERNATIONAL shall pay PURCHASE CONTRACTOR

$_______________per_______________for__________________deal.

23.	PURCHASE CONTRACTOR shall receive deposit reimbursement, only upon placement of the order and after the deposit receipt and Deposit Usage Form has been sent to ALLEN-BOY INTERNATIONAL;

24.	PURCHASE CONTRACTOR shall receive the remaining portion of commission (less ) immediately upon delivery of the Vehicle to Company;

25.	PURCHASE CONTRACTOR shall receive the remaining of total commission upon ALLEN-BOY INTERNATIONAL's receipt of the title certificate of the Vehicle.

26.	In full consideration for all services performed by PURCHASE CONTRACTOR as described in this Agreement, ALLEN-BOY INTERNATIONAL shall pay PURCHASE CONTRACTOR

$_______________per_______________for__________________deal.

27.	PURCHASE CONTRACTOR shall receive deposit reimbursement, only upon placement of the order and after the deposit receipt and Deposit Usage Form has been sent to ALLEN-BOY INTERNATIONAL;

28.	PURCHASE CONTRACTOR shall receive the remaining portion of commission (less ) immediately upon delivery of the Vehicle to Company;

29.	PURCHASE CONTRACTOR shall receive the remaining of total commission upon ALLEN-BOY INTERNATIONAL's receipt of the title certificate of the Vehicle.

30.	In full consideration for all services performed by PURCHASE CONTRACTOR as described in this Agreement, ALLEN-BOY INTERNATIONAL shall pay PURCHASE CONTRACTOR

$_______________per_______________for__________________deal.

31.	PURCHASE CONTRACTOR shall receive deposit reimbursement, only upon placement of the order and after the deposit receipt and Deposit Usage Form has been sent to ALLEN-BOY INTERNATIONAL;

32.	PURCHASE CONTRACTOR shall receive the remaining portion of commission (less ) immediately upon delivery of the Vehicle to Company;

33.	PURCHASE CONTRACTOR shall receive the remaining of total commission upon ALLEN-BOY INTERNATIONAL's receipt of the title certificate of the Vehicle.

34.	In full consideration for all services performed by PURCHASE CONTRACTOR as described in this Agreement, ALLEN-BOY INTERNATIONAL shall pay PURCHASE CONTRACTOR

$_______________per_______________for__________________deal.

35.	PURCHASE CONTRACTOR shall receive deposit reimbursement, only upon placement of the order and after the deposit receipt and Deposit Usage Form has been sent to ALLEN-BOY INTERNATIONAL;

36.	PURCHASE CONTRACTOR shall receive the remaining portion of commission (less ) immediately upon delivery of the Vehicle to Company;

37.	PURCHASE CONTRACTOR shall receive the remaining of total commission upon ALLEN-BOY INTERNATIONAL's receipt of the title certificate of the Vehicle.

38.	In full consideration for all services performed by PURCHASE CONTRACTOR as described in this Agreement, ALLEN-BOY INTERNATIONAL shall pay PURCHASE CONTRACTOR

$_______________per_______________for__________________deal.

39.	PURCHASE CONTRACTOR shall receive deposit reimbursement, only upon placement of the order and after the deposit receipt and Deposit Usage Form has been sent to ALLEN-BOY INTERNATIONAL;

40.	PURCHASE CONTRACTOR shall receive the remaining portion of commission (less ) immediately upon delivery of the Vehicle to Company;

41.	PURCHASE CONTRACTOR shall receive the remaining of total commission upon ALLEN-BOY INTERNATIONAL's receipt of the title certificate of the Vehicle.

42.	In full consideration for all services performed by PURCHASE CONTRACTOR as described in this Agreement, ALLEN-BOY INTERNATIONAL shall pay PURCHASE CONTRACTOR

$_______________per_______________for__________________deal.

43.	PURCHASE CONTRACTOR shall receive deposit reimbursement, only upon placement of the order and after the deposit receipt and Deposit Usage Form has been sent to ALLEN-BOY INTERNATIONAL;

44.	PURCHASE CONTRACTOR shall receive the remaining portion of commission (less ) immediately upon delivery of the Vehicle to Company;

45.	PURCHASE CONTRACTOR shall receive the remaining of total commission upon ALLEN-BOY INTERNATIONAL's receipt of the title certificate of the Vehicle.

46.	In full consideration for all services performed by PURCHASE CONTRACTOR as described in this Agreement, ALLEN-BOY INTERNATIONAL shall pay PURCHASE CONTRACTOR

$_______________per_______________for__________________deal.

47.	PURCHASE CONTRACTOR shall receive deposit reimbursement, only upon placement of the order and after the deposit receipt and Deposit Usage Form has been sent to ALLEN-BOY INTERNATIONAL;

48.	PURCHASE CONTRACTOR shall receive the remaining portion of commission (less ) immediately upon delivery of the Vehicle to Company;

49.	PURCHASE CONTRACTOR shall receive the remaining of total commission upon ALLEN-BOY INTERNATIONAL's receipt of the title certificate of the Vehicle.

50.	In full consideration for all services performed by PURCHASE CONTRACTOR as described in this Agreement, ALLEN-BOY INTERNATIONAL shall pay PURCHASE CONTRACTOR

$_______________per_______________for__________________deal.

51.	PURCHASE CONTRACTOR shall receive deposit reimbursement, only upon placement of the order and after the deposit receipt and Deposit Usage Form has been sent to ALLEN-BOY INTERNATIONAL;

52.	PURCHASE CONTRACTOR shall receive the remaining portion of commission (less ) immediately upon delivery of the Vehicle to Company;

53.	PURCHASE CONTRACTOR shall receive the remaining of total commission upon ALLEN-BOY INTERNATIONAL's receipt of the title certificate of the Vehicle.

54.	In full consideration for all services performed by PURCHASE CONTRACTOR as described in this Agreement, ALLEN-BOY INTERNATIONAL shall pay PURCHASE CONTRACTOR

$_______________per_______________for__________________deal.

55.	PURCHASE CONTRACTOR shall receive deposit reimbursement, only upon placement of the order and after the deposit receipt and Deposit Usage Form has been sent to ALLEN-BOY INTERNATIONAL;

56.	PURCHASE CONTRACTOR shall receive the remaining portion of commission (less ) immediately upon delivery of the Vehicle to Company;

57.	PURCHASE CONTRACTOR shall receive the remaining of total commission upon ALLEN-BOY INTERNATIONAL's receipt of the title certificate of the Vehicle.

58.	The payment structure outlined in this agreement is specifically for Buyer Direct Purchases where the buying agent originated the deal through the dealership on their own. Commissions fora “Consulting Deal” (a deal where the company originated the transaction and worked with a dealership directly) will have to be outlined in a separate Independent Contractor Agreement.

BREACH OF THE AGREEMENT WILL CAUSE IRREPARABLE HARM

59.	PURCHASE CONTRACTOR acknowledges that PURCHASE CONTRACTOR’s breach of a material obligation of this Agreement will cause ALLEN-BOY INTERNATIONAL to suffer irrevocable damage, including, but not limited to, loss of future earnings and profits, as well as harm to its reputation and goodwill within the community.

60.	The Parties further agree that it would be difficult to measure damages caused by PURCHASE CONTRACTOR’s breach of this Agreement with any degree of certainty, and that in any event, money damages would likely not serve as an adequate remedy for any such breach. Accordingly, PURCHASE CONTRACTOR agrees that in addition to any other relief to which ALLEN-BOY INTERNATIONAL may be entitled, ALLEN-BOY INTERNATIONAL is hereby entitled to seek and obtain preliminary injunctive relief from a court of competent jurisdiction.

THE AGREEMENT IS TO BE CONSTRUED IN ACCORDANCE WITH NC LAW

61.	The Parties agree that this Agreement shall be governed by, and construed in accordance with, the domestic laws of NC and that any legal action, suit or proceeding arising out of or related to this Agreement or related to any services provided by PURCHASE CONTRACTOR, must be instituted in any state or federal court within PURCHASE CONTRACTOR hereby expressly waives any objection relating to jurisdiction or venue relating to any legal action, suit or proceeding arising out of the Agreement or any services provided by PURCHASE CONTRACTOR.

62.	PURCHASE CONTRACTOR further acknowledges that ALLEN-BOY INTERNATIONAL has encouraged PURCHASE CONTRACTOR to seek the advice of counsel of PURCHASE CONTRACTOR’s choosing to advise PURCHASE CONTRACTOR with respect to this Agreement and that PURCHASE CONTRACTOR has had sufficient time to review the Agreement with any such counsel.

THIS AGREEMENT REFLECTS THE FULL AGREEMENT BETWEEN THE PARTIES

63.	The Parties agree that the express written terms set forth in this Agreement, constitute the complete Agreement between the Parties, and that any amendment hereto must take written form and be properly executed by ALLEN-BOY INTERNATIONAL and PURCHASE CONTRACTOR.

64.	Furthermore, in the event any provision of this agreement shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement other than those provisions which are determined to be invalid and unenforceable, shall not be affected thereby, and each remaining provision shall be validated and enforceable to the fullest extent permitted by law.

ALLEN-BOY INTERNATIONAL LLC	PURCHASE CONTRACTOR